EXHIBIT 10.17
FIRST AMENDMENT TO THE
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT
BETWEEN
THE FIRST BANK
AND
DONNA T. LOWERY
DATED JANUARY 1, 2021

THIS FIRST AMENDMENT (the “Amendment”) is adopted this 1st day of January 2024, by and between The First Bank, formerly The First, A National Banking Association (the “Bank”) and Donna T. Lowery (the “Executive”).
The Bank and the Executive are parties to a certain Supplemental Executive Retirement Plan Agreement dated January 1, 2021 (the “Agreement”). The Bank and the Executive now wish to amend the Agreement to increase the Executive’s benefit.
    Now, therefore, the Bank and the Executive agree as follows:
    Article 2, Table A, shall be amended to read as follows:

Distribution Event	Benefit	Timing of Distributions
Separation from Service after age 65	Annual Benefit equal to (i) 50% of Compensation less (ii) any benefits paid under the 2014 SERP	Payment of annual benefit is made in equal monthly installment and begins the first day of the month following Separation from Service Duration: Lifetime Benefit
Article 2, Table B, shall be amended to read as follows:

Distribution Event	Benefit	Timing of Distributions
Separation from Service prior to age 65, other than following a Change in Control	Annual Benefit Equal to the Early Termination Benefit	Payment of annual benefit is made in equal monthly installment and begins the first day of the month following the Executive’s 65th birthday Duration: Lifetime Benefit
Separation from Service (i) prior to age 65 and (ii) following a Change in Control	Annual Benefit equal to the Change in Control Benefit	Payment of annual benefit is made in equal monthly installment and begins the first day of the month following the Executive’s 65th birthday Duration: Lifetime Benefit

The following Table C shall be added to Article 2, immediately following Table B:

Distribution Event	Benefit	Timing of Distributions
Death Prior to Separation from Service	50% of Projected Compensation multiplied by 21	Payment of lump sum benefit to the Beneficiary is made within 60 days following the Executive’s death
Separation from Service after age 65 followed by Executive’s death	50% of Compensation multiplied by 21, less the sum of payments previously made under (i) this Agreement and (ii) the 2014 SERP	Payment of lump sum benefit to the Beneficiary is made within 60 days following the Executive’s death
Death (i) after Separation from Service prior to age 65, other than a Separation from Service following a Change in Control and (ii) before age 82	50% of Projected Compensation multiplied by the Vested Percentage multiplied by 21, less the sum of payments previously made under (i) this Agreement and (ii) the 2014 SERP	Payment of lump sum benefit to the Beneficiary is made within 60 days following the Executive’s death
Death (i) after Separation from Service prior to age 65 and following a Change in Control and (ii) before age 82	50% of Projected Compensation multiplied by 21, less the sum of payments previously made under (i) this Agreement and (ii) the 2014 SERP	Payment of lump sum benefit to the Beneficiary is made within 60 days following the Executive’s death
Notwithstanding any of the forgoing, the death benefit under this Table C multiplied by one minus the Bank’s marginal tax rate, cannot exceed the Bank’s Death Proceeds
The following Sections shall be added to the Agreement immediately following Section 3.9:
3.10    “Bank’s Death Proceeds” means (i) the total death benefits received by the Bank on life insurance policies on the life of the Executive, minus (ii) the cash surrender value of those same policies immediately prior to the Executive’s death and minus (iii) the benefit paid to the Executive’s beneficiaries under the Endorsement Split Dollar Insurance Agreement between the Executive and the Bank dated September 15, 2005.
3.11    “Change in Control Benefit” means (i) 50% of Projected Compensation less (ii) $89,140 until the Executive reaches age 80, and 50% of Projected Compensation thereafter.

3.12    “Compensation” means the average of the highest three (3) amounts of base salary and bonus paid to the Executive by the Bank in any year of the Executive’s employment.
3.13    “Early Termination Benefit” means (i) 50% of Projected Compensation multiplied by the Vested Percentage less (ii) the Projected Annualized 2014 SERP Benefit until the Executive reaches age 80, and 50% of Projected Compensation multiplied by the Vested Percentage thereafter.
3.14    “Projected Annualized 2014 SERP Benefit” means the projected annuitized benefit from the 2014 SERP. This projected benefit is the annual benefit amount which would fully amortize the lump sum benefit from the 2014 SERP, with interest credited on that amount at the discount rate used by the Bank to determine the Accrued Liability Balance at the time of Separation from Service, from the date of Separation from Service until the completion of the assumed 180 monthly installments beginning at age 65.
3.15    “Projected Compensation” means Compensation increased by five percent (5%) annually from Separation from Service, Change in Control or the Executive's death until the date the Executive would have reached age sixty-five (65).
3.16    “2014 SERP” means the Supplemental Executive Retirement Plan Agreement between the Bank and the Executive dated May 19, 2014, as amended.
3.17    “Vested Percentage” means .7752% per completed month of service from the Effective Date of the Agreement and continuing until a Separation from Service occurs, not to exceed 100%, as shown on Schedule A.
The Bank and the Executive intend that the Agreement and this Amendment comply with the provisions of Code Section 409A to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year prior to the year in which amounts are actually paid. The Agreement and this Amendment shall be construed, administered and governed in a manner that affects such intent, and the neither the Bank nor the Executive shall take any action that would be inconsistent therewith.

IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Amendment.

Executive	Bank

____________________________________________	By: ________________________________________

Title: ______________________________________

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT
Schedule A

Date of Separation from Service	Vested Percentage
January 1, 2024 to January 31, 2024	27.9072%
February 1, 2024 to February 29 2024	28.6824%
March 1, 2024 to March 31, 2024	29.4576%
April 1, 2024 to April 30, 2024	30.2328%
May 1, 2024 to May 31, 2024	31.0080%
June 1, 2024 to June 30, 2024	31.7832%
July 1, 2024 to July 31, 2024	32.5584%
August 1, 2024 to August 31, 2024	33.3336%
September 1, 2024 to September 30, 2024	34.1088%
October 1, 2024 to October 31, 2024	34.8840%
November 1, 2024 to November 30, 2024	35.6592%
December 1, 2024 to December 31, 2024	36.4344%
January 1, 2025 to January 31, 2025	37.2096%
February 1, 2025 to February 28, 2025	37.9848%
March 1, 2025 to March 31, 2025	38.7600%
April 1, 2025 to April 30, 2025	39.5352%
May 1, 2025 to May 31, 2025	40.3104%
June 1, 2025 to June 30, 2025	41.0856%
July 1, 2025 to July 31, 2025	41.8608%
August 1, 2025 to August 31, 2025	42.6360%
September 1, 2025 to September 30, 2025	43.4112%
October 1, 2025 to October 31, 2025	44.1864%
November 1, 2025 to November 30, 2025	44.9616%
December 1, 2025 to December 31, 2025	45.7368%
January 1, 2026 to January 31, 2026	46.5120%
February 1, 2026 to February 28, 2026	47.2872%
March 1, 2026 to March 31, 2026	48.0624%
April 1, 2026 to April 30, 2026	48.8376%
May 1, 2026 to May 31, 2026	49.6128%
June 1, 2026 to June 30, 2026	50.3880%
July 1, 2026 to July 31, 2026	51.1632%
August 1, 2026 to August 31, 2026	51.9384%
September 1, 2026 to September 30, 2026	52.7136%
October 1, 2026 to October 31, 2026	53.4888%
November 1, 2026 to November 30, 2026	54.2640%
December 1, 2026 to December 31, 2026	55.0392%
January 1, 2027 to January 31, 2027	55.8144%
February 1, 2027 to February 28, 2027	56.5896%
March 1, 2027 to March 31, 2027	57.3648%
April 1, 2027 to April 30, 2027	58.1400%
May 1, 2027 to May 31, 2027	58.9152%

June 1, 2027 to June 30, 2027	59.6904%
July 1, 2027 to July 31, 2027	60.4656%
August 1, 2027 to August 31, 2027	61.2408%
September 1, 2027 to September 30, 2027	62.0160%
October 1, 2027 to October 31, 2027	62.7912%
November 1, 2027 to November 30, 2027	63.5664%
December 1, 2027 to December 31, 2027	64.3416%
January 1, 2028 to January 31, 2028	65.1168%
February 1, 2028 to February 29, 2028	65.8920%
March 1, 2028 to March 31, 2028	66.6672%
April 1, 2028 to April 30, 2028	67.4424%
May 1, 2028 to May 31, 2028	68.2176%
June 1, 2028 to June 30, 2028	68.9928%
July 1, 2028 to July 31, 2028	69.7680%
August 1, 2028 to August 31, 2028	70.5432%
September 1, 2028 to September 30, 2028	71.3184%
October 1, 2028 to October 31, 2028	72.0936%
November 1, 2028 to November 30, 2028	72.8688%
December 1, 2028 to December 31, 2028	73.6440%
January 1, 2029 to January 31, 2029	74.4192%
February 1, 2029 to February 28, 2029	75.1944%
March 1, 2029 to March 31, 2029	75.9696%
April 1, 2029 to April 30, 2029	76.7448%
May 1, 2029 to May 31, 2029	77.5200%
June 1, 2029 to June 30, 2029	78.2952%
July 1, 2029 to July 31, 2029	79.0704%
August 1, 2029 to August 31, 2029	79.8456%
September 1, 2029 to September 30, 2029	80.6208%
October 1, 2029 to October 31, 2029	81.3960%
November 1, 2029 to November 30, 2029	82.1712%
December 1, 2029 to December 31, 2029	82.9464%
January 1, 2030 to January 31, 2030	83.7216%
February 1, 2030 to February 28, 2030	84.4968%
March 1, 2030 to March 31, 2030	85.2720%
April 1, 2030 to April 30, 2030	86.0472%
May 1, 2030 to May 31, 2030	86.8224%
June 1, 2030 to June 30, 2030	87.5976%
July 1, 2030 to July 31, 2030	88.3728%
August 1, 2030 to August 31, 2030	89.1480%
September 1, 2030 to September 30, 2030	89.9232%
October 1, 2030 to October 31, 2030	90.6984%
November 1, 2030 to November 30, 2030	91.4736%
December 1, 2030 to December 31, 2030	92.2488%
January 1, 2031 to January 31, 2031	93.0240%
February 1, 2031 to February 28, 2031	93.7992%

March 1, 2031 to March 31, 2031	94.5744%
April 1, 2031 to April 30, 2031	95.3496%
May 1, 2031 to May 31, 2031	96.1248%
June 1, 2031 to June 30, 2031	96.9000%
July 1, 2031 to July 31, 2031	97.6752%
August 1, 2031 to August 31, 2031	98.4504%
September 1, 2031 to September 7, 2031	99.2256%
On or After September 8, 2031	100%